SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   September 7, 2012

ACCELPATH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

352A Christopher Avenue, Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

352A Christopher Avenue, Gaithersburg, MD 20879

(Mailing Address)

(301) 767-2810

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 7, 2012, AccelPath, Inc. (“AccelPath” or the “Company”) filed the Series F Convertible Preferred Stock Certificate of Designation with the Secretary of State of Delaware (the “Certificate of Designation”) authorizing 100 shares of AccelPath’s Series F Convertible Preferred Stock, with a stated value of $1,000 (the “Series F Preferred”) and to establish the rights, preferences, privileges and obligations thereof.

As set forth in the Certificate of Designation, the Series F Preferred is convertible into AccelPath common stock at any time at the option of the holder thereof.  The number of shares of AccelPath common stock into which one share of Series F Preferred is convertible is determined by (i) dividing $1,000 (the stated value) outstanding by the closing bid price on the trading day immediately prior to the date of the conversion notice (the “Conversion Price”), and (ii) multiplying by ten; provided that if the closing bid price on such trading day is less than $0.02 per share, then the Conversion Price shall be $0.02.  Accordingly, the 100 shares of Series F Preferred authorized under the Certificate of Designation at a Conversion Price of $0.02 are currently convertible into 50,000,000 shares of AccelPath common stock.

The foregoing summary does not purport to be a complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Issuance of Shares of Series F Convertible Preferred Stock

On September 10, 2012, AccelPath issued 90 shares (the “Shares”) of its Series F Preferred Stock for the purchase price of $90,000 to certain existing investors of AccelPath listed on Exhibit 10.1  pursuant to a Securities Purchase Agreement (the “Securities Purchase Agreement”) dated September 10, 2012, by and between AccelPath and those investors.

As set forth in the Certificate of Designation, the Series F Preferred is convertible into shares of AccelPath common stock at any time at the option of the holder thereof.  Pursuant to the conversion formula set forth above, the 90 shares of Series F Preferred issuable to the investors are currently convertible into 45,000,000 shares of AccelPath common stock.

The issuance and sale of the Shares was not be registered under the Securities Act of 1933, and was made in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Series F Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Delaware on September 7, 2012	x
10.1	Securities Purchase Agreement, dated as of September 10, 2012, by and between AccelPath, Inc. and list of investors set forth therein	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELPATH, INC.

By:	/s/ Shekhar Wadekar
Chief Executive Officer

Date:  September 11, 2012

Exhibit Index

Exhibit No.	Description	Filed with this Current Report	Incorporated by reference
			Form	Filing Date	Exhibit No.
4.1	Series F Convertible Preferred Stock Certificate of Designation filed with the Secretary of State of Delaware on September 7, 2012	x
10.1	Securities Purchase Agreement, dated as of September 10, 2012, by and between AccelPath, Inc. and list of investors set forth therein	x